Exhibit 99.1
CASELLA WASTE SYSTEMS, INC. ANNOUNCES CEO SUCCESSION PLAN
Casella Chairman and CEO John Casella to become Executive Chairman; President Ned Coletta Appointed Casella's Next CEO
FOR IMMEDIATE RELEASE
Rutland, Vermont, August 6, 2025 –Casella Waste Systems, Inc. (NASDAQ: CWST), a regional solid waste, recycling and resource management services company, today announced that John W. Casella, Chairman of the Board of Directors (the “Board”) and Chief Executive Officer of the Company, will transition from Chief Executive Officer to Executive Chairman of the Board, effective January 1, 2026 (“Effective Date”). Edmond R. “Ned” Coletta, currently the Company’s President, will succeed Mr. Casella as CEO and will join the Board as a Class II director effective on the same date. As Executive Chairman, Mr. Casella will continue to serve as Chair of the Board and, in collaboration with the CEO, support the Company’s strategic development, stakeholder engagement and organizational culture.
John Casella, who joined his brother Doug in 1976, a year after Doug founded the company, has led the growth and expansion of Casella Waste Systems into a leading waste management and resource solutions company in the eastern United States, significantly enhancing value for shareholders, customers, and communities.
“I am incredibly proud of the dedication and hard work from our entire Casella team over five decades,” said John Casella. “It has been my privilege to lead this company and witness its evolution into an industry leader committed to sustainability and innovation. I have great confidence in Ned and the executive leadership team to build on our legacy of delivering exceptional service and sustainable solutions.”
Ned Coletta joined the Company in December 2004 and has held several leadership positions, including President and Chief Financial Officer, Senior Vice President, Chief Financial Officer and Treasurer, and Vice President of Finance and Investor Relations. Prior to joining the Company, Mr. Coletta co-founded and served as Chief Financial Officer of Avedro, Inc. and held a research and development engineering role at Lockheed Martin Michoud Space Systems. He holds an MBA from the Tuck School of Business at Dartmouth College and a Bachelor of Science degree from Brown University.
“Our success has always been driven by our talented and dedicated people,” said Mr. Coletta. “I am honored to lead the Casella team as we continue to innovate and deliver sustainable resource management solutions that benefit our customers, communities, and the environment.”
“On behalf of the entire Board, I thank John for his outstanding leadership, irrepressible perseverance and invaluable contributions,” said Joe Doody, Lead Director. “John’s strategic vision and unwavering commitment have shaped Casella’s trajectory and positioned us strongly for the future. Ned’s extensive experience and proven leadership capabilities make him exceptionally qualified to lead Casella into its next chapter of growth and success.”
About Casella Waste Systems, Inc.
Casella Waste Systems, Inc., headquartered in Rutland, Vermont, provides resource management expertise and services to residential, commercial, municipal, institutional and industrial customers, primarily in the areas of solid waste collection and disposal, transfer, recycling and organics services in the eastern United States. For more information, visit www.casella.com.
Safe Harbor Statement
Certain matters discussed in this press release, including, but not limited to, the statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s CEO succession plan; the impact of the Company’s CEO succession on its future growth and success; the

Company’s financial performance; financial condition; operations and services; prospects; growth; and strategies, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” "will," “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements, and all phases of the Company's operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in its forward-looking statements.
Such risks and uncertainties include or relate to, among other things, the following: the Company may be unable to adequately increase prices or drive operating efficiencies to adequately offset increased costs and inflationary pressures, including increased fuel prices and wages; it is difficult to determine the timing or future impact of a sustained economic slowdown that could negatively affect our operations and financial results; the increasing focus on per - and polyfluoroalkyl substances (“PFAS”) and other emerging contaminants, including the recent designation by the U.S. Environmental Protection Agency of two PFAS chemicals as hazardous substances under the Comprehensive Environmental Response, Compensation, and Liability Act, will likely lead to increased compliance and remediation costs and litigation risks; adverse weather conditions may negatively impact the Company's revenues and its operating margin; the Company may be unable to increase volumes at its landfills or improve its route profitability; the Company may be unable to reduce costs or increase pricing or volumes sufficiently to achieve estimated Adjusted EBITDA and other targets; landfill operations and permit status may be affected by factors outside the Company's control; the Company may be required to incur capital expenditures in excess of its estimates; the Company's insurance coverage and self-insurance reserves may be inadequate to cover all of its risk exposures; fluctuations in energy pricing or the commodity pricing of its recyclables may make it more difficult for the Company to predict its results of operations or meet its estimates; disruptions or limited access to domestic and global transportation or the impacts of changes in tariffs that the United States and other countries have announced or implemented, as well as any additional new tariffs, trade restrictions or export regulations that may be implemented or reversed in the future, could impact the Company's ability to sell recyclables into end markets; the Company may be unable to achieve its acquisition or development targets on favorable pricing or at all, including due to the failure to satisfy all closing conditions and to receive required regulatory approvals that may prevent closing of any announced transaction; the Company may not be able to successfully integrate and recognize the expected financial benefits from acquired businesses; and the Company may incur environmental charges or asset impairments in the future.
There are a number of other important risks and uncertainties that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item 1A. “Risk Factors” in the Company's most recently filed Form 10-K, in Item 1A. “Risk Factors” in the Company’s most recently filed Form 10-Q and in other filings that the Company may make with the Securities and Exchange Commission in the future.
The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.